UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934 (Amendment No.     )

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McKESSON CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Summer Governance Roadshow 2025 Annual Meeting of Shareholders

2 McKesson at a Glance Fiscal 2025 Full Year Highlights Earnings per Diluted Share of $25.72 increased $3.33 Adjusted Earnings per Diluted Share of $33.05 increased 20% Cash flow from operations of $6.1 billion Leading distributor in oncology and specialty therapies Helped patients get their medicine 100M times Revenues of $359.1B increased 16% Expanded our oncology solutions Completed the acquisition of a controlling interest of Florida Cancer Specialists & Research Institute, LLC’s Core Ventures (June 2025) and the acquisition of an 80% controlling interest of PRISM Vision Holdings, LLC (April 2025) Advanced our biopharma platforms Helped patients save over $10 billion on brand and specialty medications Helped prevent 12 million prescriptions from being abandoned due to affordability challenges

3 Advancing Our Strategic Pillars We have a clear enterprise strategy centered around a set of company priorities FY25 Financial Highlights(1) $359B Total Revenue $5.2B Cash Returned to Shareholders $6.1B Operating Cash Flow (1) Full fiscal year 2025 (April 1, 2024 to March 31, 2025). (2) I2CARE represents integrity, inclusion, customer-first, accountability, respect, and excellence. ILEAD represents inspire, leverage, execute, advance, and develop. $25.72 Earnings per Diluted Share • Foster a sense of belonging and find purpose and meaning in our work • Cultivate a digital-first culture and equip our workforce with the skills and mindset necessary to thrive in an increasingly digital world • Realize our purpose of Advancing Health Outcomes for All, live our I2CARE values and stay grounded in our ILEAD leadership principles(2) Focus on People & Culture • Leverage our scale and distribution expertise with operational excellence • Be the partner of choice for hospitals, health systems and pharmacies of all sizes Strengthen North American Pharmaceutical Distribution • Build integrated platforms to leverage differentiated assets and capabilities • Develop innovative solutions and services that solve complicated healthcare problems and improve patients’ lives Modernize & Accelerate the Portfolio • Unlock more innovation and more speed • Maximize operational efficiency • Allocate resources on highest growth opportunities Enhance Oncology and Biopharma Services Platforms

Key Engagement Focus Areas in FY25

Our ongoing dialogue with our shareholders informs enhancements to our policies, practices and disclosures

Key Themes	McKesson Actions
Board Composition and Refreshment	- Elected Lynne M. Doughtie and Julie L. Gerberding, M.D., M.P.H. in February 2025 - New appointees bring senior executive leadership and federal health policy experience and supplement the Board's skills in healthcare, finance, accounting and risk management
Board Skills and Experience	- Enhanced Board skills matrix to link experience and skills to strategic priorities - Appointed 8 experienced directors to the Board in the past 5 years
Board Evaluations	- Board evaluations periodically conducted by independent third-party facilitator - Provide feedback on Board effectiveness on a routine cadence
AI and Cybersecurity	- Optimized supply chain and contact centers through artificial intelligence (AI) efforts - Implemented comprehensive training across workforce to foster a digital, cyber-secure and AI mindset - Created an environment that encourages innovation and prepares for our digital journey
Non-Financial Metrics	- Included non-financial priorities as a discretionary, downward-only modifier in the Management Incentive Plan
Human Capital Management	- Continued focus on our best talent strategy and delivering our Employee Value Proposition – providing meaningful work, demonstrating care for our employees and ensuring a culture of belonging
Emissions Reduction Targets	- Received SBTi approval of our climate change targets in FY 2023 - Provided updates on progress to meeting our goals in shareholder engagements efforts and Impact Reports

4

MCKESSON

☑ Item 1: Election of Directors

Our Highly Qualified and Engaged Board

Our director nominees have a mix of backgrounds that allow them to effectively carry out their oversight responsibilities

Select Board Qualifications & Skills:

- Business Transformation / M&A **(11 Directors)**
- Healthcare Industry **(8 Directors)**
- Distribution / Supply Chain **(7 Directors)**
- Senior Executive Leadership **(12 Directors)**
- Risk Management & Compliance **(10 Directors)**
- Cybersecurity / Technology **(7 Directors)**



Donald R. Knauss
Ret. Chairman & CEO, The Clorox Company
CT*, F, GS
Independent Chair as of Apr. 2022
Joined Oct. 2014



Brian S. Tyler
CEO, McKesson
Joined Apr. 2019



Dominic J. Caruso
Ret. EVP & CFO, Johnson & Johnson
A*, C
Joined Sept. 2018



Lynne M. Doughtie
Ret. Chairwoman & CEO, KPMG U.S.
A, F
Joined Feb. 2025



W. Roy Dunbar
Ret. CEO & Chairman, Network Solutions, LLC
C, GS
Joined Apr. 2022



Deborah Dunsire, M.D.
Ret. President & CEO, H. Lundbeck A/S
A, F
Joined June 2024



Julie L. Gerberding, M.D., M.P.H.
CEO, Foundation for the National Institute of Health
CT, C
Joined Feb. 2025



James H. Hinton
Operating Partner, Welsh Carson, Anderson & Stowe
CT, F
Joined Jan. 2022



Bradley E. Lerman
EVP & Chief Legal Officer, Starbucks Corporation
C*, GS
Joined Sept. 2018



Maria N. Martinez
Ret. EVP & COO, Cisco Systems, Inc.
GS*, C
Joined Oct. 2019



Kevin M. Ozan
Ret. EVP & CFO, McDonald's Corporation
F*, A
Joined Jan. 2024



Kathleen Wilson-Thompson
Ret. EVP & Global CHRO, Walgreens Boots Alliance, Inc.
CT, GS
Joined Jan. 2022

* = Committee Chair C = Compliance CT = Compensation & Talent GS = Governance & Sustainability A = Audit F = Finance

4 new directors in last 3 years

5

MCKESSON

☑ Item 3: Advisory Vote on Executive Compensation

Executive Compensation Aligns Pay and Performance

We have developed an executive compensation program designed to strike the right balance of pay for performance, attract and retain an exceptionally talented team, steer our leadership to meet goals, and build long-term value for shareholders

Pay Element	Performance Metric	Rationale	Target Pay
Base Salary	–	Attracts and retains high-performing executives by providing market-competitive fixed pay	–
Management Incentive Plan (annual cash incentive)	Adjusted EPS (50%)	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations	100% – 200% of Base Salary
	Adjusted Operating Profit (25%)		
	Free Cash Flow (25%)	Rewards generating cash to invest in growth and return capital to shareholders; important valuation metric	
	Non-Financial Priority Areas	Ensures progress on non-financial priorities that are aligned with business strategic objectives and Company purpose	Discretionary Downward-Only Modifier
Performance Stock Units (long-term equity incentive)	3-Year Cumulative Adjusted EPS (50%)	Measures long-term earnings power, drives returns for the Company and directly correlates to share price performance	60% of Target LTI Value
	3-Year Average ROIC (25%)	Encourages leaders to make sound investments that generate returns for shareholders; important valuation metric	
	MCK TSR vs. Comparator Group (25%)	Rewards share price performance relative to comparator group over time	
Restricted Stock Units (long-term equity incentive)	–	Directly aligns with value delivered to shareholders	40% of Target LTI Value

FY25 CEO Compensation Mix


Base Salary
9%
MIP
(Annual Cash)
16%
RSUs
(Equity)
30%
PSUs
(Equity)
45%
91%
At-Risk Compensation

FY25 Other Current NEOs Compensation Mix


Base Salary
17%
MIP
(Annual Cash)
18%
RSUs
(Equity)
26%
PSUs
(Equity)
39%
83%
At-Risk Compensation

6

McKESSON

7 We Request Your Support Management Proposals 1 Election of Directors 🗹 FOR 2 Ratification of Appointment of Deloitte & Touche as the Company’s Independent Registered Public Accounting Firm 🗹 FOR 3 Advisory Vote on Executive Compensation 🗹 FOR The Board asks that you vote FOR all management proposals at the 2025 Annual Meeting